Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

June 30, 2014

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2014
(unaudited)

EQUITY ONE, INC.
DISCLOSURES
As of June 30, 2014

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One, Inc. (the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which the Company owns properties; the continuing financial success of the Company’s current and prospective tenants; the risks that the Company may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where the Company owns properties; the success of the Company's efforts to lease up vacant space; changes in key personnel; the effects of natural and other disasters; the ability of the Company to successfully integrate the operations and systems of acquired companies and properties; changes in the Company’s credit ratings; and other risks, which are described in the Company’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in the Company's financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for items it does not believe are representative of ongoing operating results. Given the nature of the Company's business as a real estate owner and operator, it believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of its operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of its operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, the Company believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to the Company's ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
The Company believes Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” The Company also believes that Recurring FFO is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or any charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The Company makes certain adjustments to FFO, which it refers to as Recurring FFO, to account for items it does not believe are representative of ongoing operating results, including transaction costs associated with acquisition and disposition activity and gains (or losses) on the extinguishment of debt. The Company believes that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from its FFO and Recurring FFO measures. The Company's method of calculating FFO and Recurring FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO and Recurring FFO are presented to assist investors in analyzing the Company's operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company's operating performance. The Company believes net income attributable to Equity One is the most directly comparable GAAP measure to FFO and Recurring FFO. A reconciliation of net income attributable to Equity One to FFO and the reconciling components of FFO to Recurring FFO are provided in the accompanying tables.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Summary Financial Results
Total revenue*	$87,628	$86,191	$180,411	$174,639
Adjusted Consolidated EBITDA* (see page 11)	$57,394	$56,437	$119,797	$114,910
Property net operating income* (see page 10)	$64,416	$61,684	$134,596	$125,695
General & administrative expenses (G&A)* - Adjusted (1)	$8,907	$8,719	$18,387	$17,312
Net (loss) income attributable to Equity One, Inc.	$(2,411)	$33,638	$23,865	$58,231
Earnings per diluted share	$(0.02)	$0.28	$0.20	$0.49
Funds from operations available to diluted common shareholders (FFO) (see page 12)	$41,438	$36,766	$86,184	$76,735
FFO per diluted share (see page 13)	$0.32	$0.28	$0.67	$0.60
Recurring FFO (see page 12)	$41,406	$39,678	$86,820	$80,633
Recurring FFO per diluted share (see page 13)	$0.32	$0.31	$0.67	$0.63
Total dividends paid per share	$0.22	$0.22	$0.44	$0.44
Weighted average diluted shares used in EPS computations	117,813	117,749	117,981	117,535
Weighted average diluted shares used in FFO computations (2)	129,441	129,107	129,338	128,893

Summary Operating and Financial Ratios
Consolidated shopping center portfolio occupancy at end of period (see pages 19-26)	94.2%	91.5%	94.2%	91.5%
Same-property shopping center portfolio occupancy at end of period	94.1%	93.7%	94.1%	93.7%
Same-property NOI growth - cash basis (see page 10) (3)	2.6%	3.1%	2.5%	3.1%
NOI margin (see page 10)	74.0%	72.0%	75.1%	72.3%
Expense recovery ratio* (4)	86.9%	85.9%	88.4%	85.2%
New, renewal and option rent spread - cash basis (see page 16) (5)	5.0%	12.5%	2.7%	11.3%
Adjusted G&A expense to total revenues (1)	10.2%	10.1%	10.2%	9.9%
Net debt to total market capitalization (see page 7)	31.8%	33.3%	31.8%	33.3%
Net debt to Adjusted Consolidated EBITDA* (see page 11)	6.4	6.6	6.1	6.5
Adjusted Consolidated EBITDA to interest expense* (see page 11)	3.6	3.3	3.6	3.3
Adjusted Consolidated EBITDA to fixed charges* (see page 11)	3.2	3.0	3.2	3.0

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended June 30, 2014 and 2013 deducts $(32,000) and $1.0 million, respectively, for acquisition/disposition related expenses and reorganization adjustments. G&A expenses for the six months ended June 30, 2014 and 2013 deducts $1.4 million and $1.3 million, respectively, for acquisition/disposition related expenses and reorganization adjustments.
(2) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by Liberty International Holdings, Ltd. ("LIH") which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same property basis is provided for only those properties that we consolidated, owned and operated for the entirety of both periods being compared, and excludes properties for which significant development, redevelopment or expansion occurred during either of the periods being compared.
(4) Excluding the reversal of $1.1 million in bad debt expense for certain historical real estate tax billings for which a settlement was reached with the tenants during the six months ended June 30, 2014, the expense recovery ratio is 86.3%.
(5) Excluding the new anchor lease at Park Promenade for the six months ended June 30, 2014, the company had rent spreads from new leases, renewals and options on a same space basis of 5.3%.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS AND EARNINGS GUIDANCE ASSUMPTIONS
As of June 30, 2014 (unaudited)

The company updated its 2014 Recurring FFO guidance to a new range of $1.25 to $1.28 per diluted share, which compares to previous guidance of $1.23 to $1.28 per diluted share. Recurring FFO excludes one-time costs pertaining to the company’s reorganization, debt extinguishment gains/losses, impairment charges, severance costs, transaction costs, gains/losses on disposal of assets, and certain other income or charges. The 2014 guidance is based on the following key assumptions:

•	Increase in same property NOI of 2.5% to 3.25%

•	Increase in same property occupancy of approximately 100 basis points

•	Core acquisitions of zero to $100 million in the second half of 2014

•	Joint venture acquisitions of zero to $100 million in the second half of 2014

•	Non-core dispositions of $150 million to $175 million, including the 2014 sales activity announced in the July 30th press release

The following table provides a reconciliation of the range of estimated net income attributable to Equity One per diluted share to estimated FFO and Recurring FFO per diluted share for the full year 2014:

	For the year ended December 31, 2014 (1)
	Low	High
Estimated net income attributable to Equity One	$0.37	$0.38
Adjustments:
Net adjustment for rounding and shares issuable to LIH	(0.03)	(0.03)
Rental property depreciation and amortization including pro rata share of joint ventures	0.79	0.80
Gains on disposal of depreciable assets including pro rata share of joint ventures	(0.09)	(0.09)
Impairments of depreciable real estate	0.11	0.11
Earnings allocated to a noncontrolling interest (2)	0.08	0.08

Estimated FFO	1.23	1.25
Transaction costs, gain on debt extinguishment and other	0.02	0.03
Estimated Recurring FFO	$1.25	$1.28
____________________

(1)
Does not include possible future gains or losses or the impact on operating results from other unplanned future property acquisitions or unplanned dispositions, other possible capital markets activity or possible future impairment or severance charges.

(2)
Includes effect of distributions paid with respect to unissued shares held by a noncontrolling interest which are already included for purposes of calculating net income attributable to Equity One per diluted share.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2014 and December 31, 2013 and 2012 (unaudited)
(in thousands)

	June 30, 2014	December 31, 2013	December 31, 2012
Assets
Properties:
Income producing	$3,097,700	$3,153,131	$2,937,645
Less: accumulated depreciation	(359,658)	(354,166)	(297,736)
Income producing properties, net	2,738,042	2,798,965	2,639,909
Construction in progress and land held for development	169,916	104,464	108,711
Properties held for sale	53,162	13,404	268,184
Properties, net	2,961,120	2,916,833	3,016,804

Cash and cash equivalents (1)	62,932	36,495	27,858
Accounts and other receivables, net	13,709	12,872	13,426
Investments in and advances to unconsolidated joint ventures	82,310	91,772	72,171
Loans receivable, net	—	60,711	140,708
Goodwill	6,180	6,377	6,527
Other assets	227,314	229,599	225,174
Total assets	$3,353,565	$3,354,659	$3,502,668

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$408,554	$430,155	$425,755
Unsecured senior notes payable	731,136	731,136	731,136
Term loan	250,000	250,000	250,000
Unsecured revolving credit facilities	133,000	91,000	172,000
	1,522,690	1,502,291	1,578,891
Unamortized premium on notes payable, net	4,607	6,118	6,432
Total notes payable	1,527,297	1,508,409	1,585,323

Accounts payable and other liabilities	234,853	230,538	259,505
Liabilities associated with properties held for sale	281	33	18,794
Deferred tax liability	12,382	11,764	12,016
Total liabilities	1,774,813	1,750,744	1,875,638

Redeemable noncontrolling interests	989	989	22,551

Total stockholders’ equity of Equity One, Inc.	1,370,508	1,395,183	1,396,726

Noncontrolling interests	207,255	207,743	207,753

Total liabilities, redeemable noncontrolling interests and equity	$3,353,565	$3,354,659	$3,502,668

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of June 30, 2014 and December 31, 2013 and 2012 (unaudited)
(in thousands, except share data)

	June 30, 2014	December 31, 2013	December 31, 2012
Closing market price of common stock	$23.59	$22.44	$21.01
Common stock shares
Basic common shares	117,997.140	117,646.807	116,938.373
Diluted common shares
Unvested restricted common shares (treasury method, closing price)	160.725	123.775	119.442
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	243.340	251.611	284.173
Long term incentive plan performance awards (treasury method, closing price)	96.660	911.263	213.006
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	129,949.358	130,384.949	129,006.487

Equity market capitalization	$3,065,505	$2,925,838	$2,710,426

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,522,690	$1,502,291	$1,595,110
Cash and equivalents	(62,932)	(36,495)	(27,858)
Net debt (1)	$1,459,758	$1,465,796	$1,567,252

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,522,690	$1,502,291	$1,595,110
Equity market capitalization	3,065,505	2,925,838	2,710,426
Total market capitalization	$4,588,195	$4,428,129	$4,305,536

Net debt to total market capitalization at applicable market price	31.8%	33.1%	36.4%

Gross real estate investments (2)	$3,332,678	$3,337,301	$3,482,806

Net debt to gross real estate investments	43.8%	43.9%	45.0%

(1) Includes $16.2 million of secured mortgage debt related to assets held for sale as of December 31, 2012.
(2) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands, except per share data)

	Three months ended		Percent Change	Six months ended		Percent Change
	June 30, 2014	June 30, 2013		June 30, 2014	June 30, 2013
REVENUE:
Minimum rent	$66,295	$60,949		$136,546	$121,336
Expense recoveries	19,631	19,675		39,391	38,266
Percentage rent	933	628		3,114	2,665
Management and leasing services	584	484		1,213	898
Total revenue	87,443	81,736	7.0%	180,264	163,165	10.5%
COSTS AND EXPENSES:
Property operating	22,613	22,241		44,399	43,897
Depreciation and amortization	27,666	22,797		53,933	44,530
General and administrative	8,872	9,673		19,786	18,567
Total costs and expenses	59,151	54,711	8.1%	118,118	106,994	10.4%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	28,292	27,025	4.7%	62,146	56,171	10.6%
OTHER INCOME AND EXPENSE:
Investment income	28	2,209		199	4,413
Equity in income of unconsolidated joint ventures	1,268	615		9,529	1,050
Other income	5	162		2,846	162
Interest expense	(16,086)	(16,701)		(32,986)	(33,937)
Amortization of deferred financing fees	(601)	(603)		(1,200)	(1,209)
Gain on extinguishment of debt	—	107		1,074	107
Impairment loss	(13,892)	(2,662)		(13,892)	(2,662)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(986)	10,152		27,716	24,095
Income tax provision of taxable REIT subsidiaries	(79)	(7)		(612)	(21)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(1,065)	10,145	(110.5%)	27,104	24,074	12.6%
DISCONTINUED OPERATIONS:
Operations of income producing properties	167	1,276		(65)	3,523
(Loss) gain on disposal of income producing properties	(144)	25,663		3,152	36,859
Impairment loss	—	(128)		—	(128)
Income tax provision of taxable REIT subsidiaries	—	(779)		—	(860)
INCOME FROM DISCONTINUED OPERATIONS	23	26,032		3,087	39,394
Gain on sale of operating properties	1,141	—		883	—
NET INCOME	99	36,177	(99.7%)	31,074	63,468	(51.0%)
Net income attributable to noncontrolling interests - continuing operations	(2,511)	(2,511)		(7,212)	(5,204)
Net loss (income) attributable to noncontrolling interests - discontinued operations	1	(28)		3	(33)
NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(2,411)	$33,638	(107.2%)	$23,865	$58,231	(59.0%)
(LOSS) EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$(0.02)	$0.06		$0.17	$0.16
Discontinued operations	—	0.22		0.03	0.33
	$(0.02)	$0.28	(107.1%)	$0.20	$0.49	(59.2%)
(LOSS) EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$(0.02)	$0.06		$0.17	$0.16
Discontinued operations	—	0.22		0.03	0.33
	$(0.02)	$0.28	(107.1%)	$0.20	$0.49	(59.2%)
Weighted average shares outstanding:
Basic	117,813	117,385		117,744	117,209
Diluted	117,813	117,749		117,981	117,535

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended						Six months ended
	June 30, 2014			June 30, 2013			June 30, 2014			June 30, 2013
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$66,295	$156	$66,451	$60,949	$3,490	$64,439	$136,546	$111	$136,657	$121,336	$8,761	$130,097
Expense recoveries	19,631	29	19,660	19,675	949	20,624	39,391	36	39,427	38,266	2,660	40,926
Percentage rent	933	—	933	628	16	644	3,114	—	3,114	2,665	53	2,718
Management and leasing services	584	—	584	484	—	484	1,213	—	1,213	898	—	898
Total revenue	87,443	185	87,628	81,736	4,455	86,191	180,264	147	180,411	163,165	11,474	174,639

COSTS AND EXPENSES:
Property operating	22,613	15	22,628	22,241	1,782	24,023	44,399	203	44,602	43,897	4,149	48,046
Depreciation and amortization	27,666	—	27,666	22,797	1,185	23,982	53,933	—	53,933	44,530	2,691	47,221
General and administrative	8,872	3	8,875	9,673	6	9,679	19,786	9	19,795	18,567	9	18,576
Total costs and expenses	59,151	18	59,169	54,711	2,973	57,684	118,118	212	118,330	106,994	6,849	113,843

INCOME (LOSS) BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	28,292	167	28,459	27,025	1,482	28,507	62,146	(65)	62,081	56,171	4,625	60,796

OTHER INCOME AND EXPENSE:
Investment income	28	—	28	2,209	1	2,210	199	—	199	4,413	3	4,416
Equity in income of unconsolidated joint ventures	1,268	—	1,268	615	—	615	9,529	—	9,529	1,050	—	1,050
Other income	5	—	5	162	1	163	2,846	—	2,846	162	1	163
Interest expense	(16,086)	—	(16,086)	(16,701)	(208)	(16,909)	(32,986)	—	(32,986)	(33,937)	(424)	(34,361)
Amortization of deferred financing fees	(601)	—	(601)	(603)	—	(603)	(1,200)	—	(1,200)	(1,209)	—	(1,209)
Gain (loss) on extinguishment of debt	—	—	—	107	—	107	1,074	—	1,074	107	(682)	(575)
Impairment loss	(13,892)	—	(13,892)	(2,662)	(128)	(2,790)	(13,892)	—	(13,892)	(2,662)	(128)	(2,790)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(986)	167	(819)	10,152	1,148	11,300	27,716	(65)	27,651	24,095	3,395	27,490
Income tax provision of taxable REIT subsidiaries	(79)	—	(79)	(7)	(779)	(786)	(612)	—	(612)	(21)	(860)	(881)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(1,065)	167	(898)	10,145	369	10,514	27,104	(65)	27,039	24,074	2,535	26,609
DISCONTINUED OPERATIONS:
Operations of income producing properties	167	(167)	—	1,276	(1,276)	—	(65)	65	—	3,523	(3,523)	—
(Loss) gain on disposal of income producing properties	(144)	144	—	25,663	(25,663)	—	3,152	(3,152)	—	36,859	(36,859)	—
Impairment loss	—	—	—	(128)	128	—	—	—	—	(128)	128	—
Income tax provision of taxable REIT subsidiaries	—	—	—	(779)	779	—	—	—	—	(860)	860	—
INCOME FROM DISCONTINUED OPERATIONS	23	(23)	—	26,032	(26,032)	—	3,087	(3,087)	—	39,394	(39,394)	—
Gain (loss) on sale of operating properties	1,141	(144)	997	—	25,663	25,663	883	3,152	4,035	—	36,859	36,859
NET INCOME	99	—	99	36,177	—	36,177	31,074	—	31,074	63,468	—	63,468
Net income attributable to noncontrolling interests - continuing operations	(2,511)	1	(2,510)	(2,511)	(28)	(2,539)	(7,212)	3	(7,209)	(5,204)	(33)	(5,237)
Net loss (income) attributable to noncontrolling interests - discontinued operations	1	(1)	—	(28)	28	—	3	(3)	—	(33)	33	—
NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(2,411)	$—	$(2,411)	$33,638	$—	$33,638	$23,865	$—	$23,865	$58,231	$—	$58,231

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended		Percent Change	Six months ended		Percent Change
	June 30, 2014	June 30, 2013		June 30, 2014	June 30, 2013
Total net operating income (1)
Total rental revenue	$87,044	$85,707	1.6%	$179,198	$173,741	3.1%
Property operating expenses	22,628	24,023	(5.8%)	44,602	48,046	(7.2%)
Net operating income	$64,416	$61,684	4.4%	$134,596	$125,695	7.1%

NOI margin (NOI / Total rental revenue)	74.0%	72.0%		75.1%	72.3%

Same-property cash NOI (2) (3)
Minimum rent	$50,826	$49,707		$101,222	$99,101
Expense recoveries	16,987	16,616		33,914	32,869
Percentage rent	745	549		2,612	2,281
Total rental revenue	$68,558	$66,872	2.5%	$137,748	$134,251	2.6%

Recoverable operating expenses (4)	$20,432	$19,733		$40,834	$39,298
Non-recoverable operating expenses	706	622		1,345	1,124
Bad debt expense	201	505		306	878
Total property operating expenses	21,339	20,860	2.3%	42,485	41,300	2.9%
Same property cash net operating income	$47,219	$46,012	2.6%	$95,263	$92,951	2.5%
Growth in same-property NOI	2.6%			2.5%

Same property physical occupancy (3)	93.0%	93.1%		93.0%	93.1%
Same property leased occupancy (3)	94.1%	93.7%		94.1%	93.7%

Number of properties included in analysis (3)	108			108

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income ("NOI"). NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool for both NOI and occupancy includes only those properties that we consolidated, owned and operated for the entirety of both periods being compared, excluding properties for which significant development, redevelopment or expansion occurred during either of the periods being compared.
(4) Recoverable operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - ADJUSTED CONSOLIDATED EBITDA
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net income	$99	$36,177	$31,074	$63,468
Depreciation and amortization	27,666	23,982	53,933	47,221
Interest expense	16,086	16,909	32,986	34,361
Amortization of deferred financing fees	601	603	1,200	1,209
(Gain) loss on extinguishment of debt	—	(107)	(1,074)	575
Acquisition/disposition costs (1)	215	960	1,655	1,264
Reorganization adjustments (2)	(247)	—	(247)	—
Impairment loss	13,892	2,790	13,892	2,790
Gain on sale of operating properties	(997)	(25,663)	(4,035)	(36,859)
Gain on sale of joint venture property (3)	—	—	(7,392)	—
Gain from fair value adjustment of equity interest in joint venture (4)	—	—	(2,807)	—
Income tax provision of taxable REIT subsidiaries	79	786	612	881
Adjusted Consolidated EBITDA	$57,394	$56,437	$119,797	$114,910

Interest expense	$16,086	$16,909	$32,986	$34,361

Adjusted Consolidated EBITDA to interest expense	3.6	3.3	3.6	3.3

Fixed charges
Interest expense	$16,086	$16,909	$32,986	$34,361
Scheduled principal amortization (5)	1,937	1,968	3,972	3,974
Total fixed charges	$18,023	$18,877	$36,958	$38,335

Adjusted Consolidated EBITDA to fixed charges	3.2	3.0	3.2	3.0

Net Debt to Adjusted Consolidated EBITDA (6)	6.4	6.6	6.1	6.5

Amounts reported above include discontinued operations.
(1) Amounts include acquisition/disposition related expenses and severance costs incurred during the respective period.
(2) Includes the effect of signing bonus payments and other costs, including severance, associated with the reorganization announcement made on June 30, 2014, net of the reversal of non-cash stock-based compensation expense recognized in prior periods associated with stock awards previously granted to our former CEO.
(3) In January 2014, the property held by Vernola Marketplace JV, LLC was sold for $49.0 million, including the assumption of the existing mortgage of $22.9 million by the buyer. The joint venture recognized a gain of $14.7 million on the sale, of which our proportionate share was $7.4 million, including $1.6 million attributable to a noncontrolling interest, which is included in equity in income of unconsolidated joint ventures in our condensed consolidated statement of operations for the six months ended June 30, 2014.
(5) Excludes balloon payments upon maturity.
(4) In January 2014, we acquired Rockwood Capital's and Vestar Development Company's interests in Talega Village Center JV, LLC, the owner of Talega Village Center, a 102,000 square foot grocery-anchored shopping center located in San Clemente, California, for an additional equity investment of $6.2 million. Immediately prior to acquisition, we remeasured the fair value of our equity interest in the joint venture and recognized a gain of $2.8 million, including $561,000 attributable to a noncontrolling interest, which is included in other income in our condensed consolidated statement of operations for the six months ended June 30, 2014.
(5) Excludes balloon payments upon maturity.
(6) Adjusted Consolidated EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Net (loss) income attributable to Equity One, Inc.	$(2,411)	$33,638	$23,865	$58,231
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	27,385	23,768	53,320	46,756
Pro rata share of real estate depreciation and amortization from unconsolidated joint ventures	1,070	1,076	2,121	2,161
Gain on disposal of depreciable assets, net of tax (1)	(997)	(24,430)	(4,005)	(35,626)
Pro rata share of gains on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest (2)	—	—	(8,007)	—
Impairments of depreciable real estate, net of tax (1)	13,892	215	13,892	215
Funds From Operations	38,939	34,267	81,186	71,737
Earnings allocated to noncontrolling interest (3)	2,499	2,499	4,998	4,998
Funds From Operations Available to Diluted Common Shareholders	41,438	36,766	86,184	76,735
Transaction costs associated with acquisition and disposition activity, net of tax (1)	215	960	1,655	1,264
Impairment of land held for development	—	2,520	—	2,520
Reorganization adjustments (4)	(247)	—	(247)	—
(Gain) loss on debt extinguishment, net of tax (1)	—	(107)	(742)	575
Gain on land and outparcel sales, net of controlling interests (1)	—	(461)	(30)	(461)
Recurring Funds From Operations Available to Diluted Common Shareholders	$41,406	$39,678	$86,820	$80,633

(1) Includes amounts classified as discontinued operations.
(2) Includes the remeasurement of the fair value of our equity interest in Talega Village Center JV, LLC, the owner of Talega Village Center, of $2.2 million, net of the related noncontrolling interest, for the six months ended June 30, 2014. See footnote 4 on page 11.
(3) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(4) Includes the effect of severance, signing bonus payments and other costs associated with the reorganization announcement made on June 30, 2014, net of the reversal of non-cash stock-based compensation expense recognized in prior periods associated with stock awards previously granted to our former CEO.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and six months ended June 30, 2014 and 2013 (unaudited)

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
(Loss) earnings per diluted share attributable to Equity One, Inc.	$(0.02)	$0.28	$0.20	$0.49
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.21	0.18	0.41	0.36
Earnings allocated to noncontrolling interest (1)	0.02	0.02	0.04	0.04
Net adjustment for rounding and earnings attributable to unvested shares (2)	—	(0.02)	(0.02)	(0.03)
Pro rata share of real estate depreciation and amortization from unconsolidated joint ventures	0.01	0.01	0.02	0.02
Gain on disposal of depreciable assets, net of tax	(0.01)	(0.19)	(0.03)	(0.28)
Pro rata share of gains on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest	—	—	(0.06)	—
Impairments of depreciable real estate, net of tax	0.11	—	0.11	—
Funds From Operations per Diluted Share	$0.32	$0.28	$0.67	$0.60

Funds From Operations per Diluted Share	$0.32	$0.28	$0.67	$0.60
Transaction costs associated with acquisition and disposition activity, net of tax	—	0.01	0.01	0.01
Impairment of land held for development	—	0.02	—	0.02
Gain on debt extinguishment, net of tax	—	—	(0.01)	—
Recurring Funds From Operations per Diluted Share	$0.32	$0.31	$0.67	$0.63
Weighted average diluted shares (in thousands) (3)	129,441	129,107	129,338	128,893

(1) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for earnings allocated to unvested shares and shares issuable to LIH and for the rounding of the individual calculations.
(3) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and six months ended June 30, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Certain non-cash items:
Amortization of deferred financing fees	$601	$603	$1,200	$1,209
Accretion of below market lease intangibles, net	3,674	3,074	11,881	6,140
Share-based compensation expense	213	1,565	1,980	3,165
Straight line rent	1,078	240	1,739	961
Capitalized interest	1,471	815	2,172	1,646
Amortization of premium on notes payable, net	642	737	1,262	1,331

Capital expenditures:
Tenant improvements and allowances	$5,508	$4,273	$8,200	$6,411
Leasing commissions and costs	2,613	2,502	4,135	4,339
Developments	9,825	5,367	17,863	5,901
Redevelopments and expansions	5,963	4,590	12,025	6,570
Maintenance capital expenditures	2,620	1,080	4,156	1,328
Total capital expenditures	$26,529	$17,812	$46,379	$24,549

	June 30, 2014	December 31, 2013
Other assets:
Lease intangible assets, net	$113,125	$117,200
Leasing commissions, net	38,222	38,296
Prepaid expenses and other receivables	30,283	26,763
Straight-line rent receivable, net	22,648	21,490
Deferred financing costs, net	7,147	8,347
Deposits and mortgage escrow	8,652	7,763
Furniture, fixtures and equipment, net	4,030	4,406
Fair value of interest rate swaps	810	2,944
Deferred tax asset	2,397	2,390
Total other assets	$227,314	$229,599

Accounts payable and other liabilities:
Lease intangible liabilities, net	$166,196	$167,777
Prepaid rent	8,406	9,450
Fair value of interest rate swaps	921	—
Accounts payable and other	59,330	53,311
Total accounts payable and other liabilities	$234,853	$230,538

Cash and Maximum Available Under Lines of Credit as of 6/30/14:
Cash and cash equivalents - unrestricted	$29,316
Available under lines of credit (inclusive of amounts drawn)	499,000
Total Available Funds	$528,316

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of June 30, 2014 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Albertsons / Shaw's / Star Market	8	B2/B+	510,956	3.2%	$9,365,251	3.6%	$18.33	2.4
Publix	28	N/A	1,174,043	7.5%	9,110,881	3.5%	7.76	5.9
L.A. Fitness	8	B2/N/A	356,609	2.3%	6,456,405	2.5%	18.10	8.2
Food Emporium / Pathmark	2	Caa2/CCC	88,018	0.6%	5,528,860	2.1%	62.82	12.7
TJ Maxx / Homegoods / Marshalls	12	A3/A+	342,331	2.2%	5,515,417	2.1%	16.11	5.3
Bed Bath & Beyond / Cost Plus	11	Baa1/A-	334,993	2.1%	4,779,269	1.9%	14.27	3.3
Barney's	1	N/A	56,870	0.4%	4,500,000	1.7%	79.13	23.1
Sports Authority	4	B3/N/A	108,391	0.7%	3,753,410	1.5%	34.63	7.4
The Gap / Old Navy	7	Baa3/BBB-	115,187	0.7%	3,723,148	1.4%	32.32	7.1
Office Depot / Office Max	9	B2/B-	233,429	1.5%	3,708,202	1.4%	15.89	2.6
CVS Pharmacy	12	Baa1/BBB+	142,411	0.9%	3,675,094	1.4%	25.81	7.6
Costco	1	A1/A+	148,295	0.9%	3,085,914	1.2%	20.81	0.2
Staples	7	Baa2/BBB-	144,726	0.9%	2,668,739	1.0%	18.44	2.9
Trader Joe's	6	N/A	68,479	0.4%	2,372,470	0.9%	34.65	7.9
Safeway / Vons	3	Baa3/BBB	139,837	0.9%	2,359,465	0.9%	16.87	5.6
Walmart	3	Aa2/AA	220,446	1.4%	2,261,260	0.9%	10.26	5.6
Dick's Sporting Goods	1	N/A	83,777	0.5%	2,246,886	0.9%	26.82	10.6
Winn Dixie	7	N/A	306,826	1.9%	2,198,864	0.9%	7.17	2.3
The Container Store	2	B2/B	49,661	0.3%	2,174,212	0.8%	43.78	8.2
Best Buy	4	Baa2/BB	142,831	0.9%	2,104,708	0.8%	14.74	1.9
Nordstrom	2	Baa1/A-	75,418	0.5%	1,958,780	0.8%	25.97	7.2
Goodwill Industries	12	N/A	139,460	0.9%	1,946,165	0.8%	13.96	6.5
Target	1	A2/A	160,346	1.0%	1,924,152	0.7%	12.00	4.1
Whole Foods	2	N/A/BBB-	85,907	0.5%	1,845,883	0.7%	21.49	10.5
Kroger	6	Baa2/BBB	270,258	1.7%	1,838,807	0.7%	6.80	4.1

Total top twenty-five tenants	159		5,499,505	34.8%	$91,102,242	35.1%	$16.57	6.6
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of June 30, 2014. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options and executed renewals prior to commencement of renewal term. Total top twenty-five tenants is weighted based on annualized minimum rent.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three and six months ended June 30, 2014 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Leases	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread (1)	Same Space TIs PSF (3)
Three months ended June 30, 2014:
New Leases (1)	39	168,630	23	53,142	$18.14	$20.09	10.8%	$21.75
Renewals & Options	86	442,140	85	435,540	$13.67	$14.22	4.1%	$0.70
Total New, Renewals & Options (2)	125	610,770	108	488,682	$14.15	$14.86	5.0%	$2.99

Six months ended June 30, 2014: (4)
New Leases (1)(5)	90	411,526	56	196,945	$17.19	$16.53	(3.9)%	$11.46
Renewals & Options	158	876,083	157	869,483	$15.74	$16.42	4.3%	$0.44
Total New, Renewals & Options (2)(5)	248	1,287,609	213	1,066,428	$16.01	$16.44	2.7%	$2.48

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties and non-retail properties.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) Rent spreads for the six months ended June 30, 2014 exclude leases signed in the previous quarter for properties that were subsequently sold.
(5) Excluding the new anchor lease at Park Promenade, the company had rent spreads from new leases of 9.9% on a same space basis, and rent spreads from new leases, renewals and options of 5.3% on a same space basis. Excluding the new anchor lease at Park Promenade, same space tenant improvements per square foot for new leases were $14.76.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of June 30, 2014 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	2	22,663	0.2%	$7.74	91	176,854	3.7%	$18.41	93	199,517	1.4%	$17.20
2014	22	787,441	8.5%	11.04	193	447,710	9.3%	21.89	215	1,235,151	8.8%	14.97
2015	41	1,087,026	11.8%	8.33	291	684,751	14.2%	24.09	332	1,771,777	12.6%	14.42
2016	45	1,571,124	17.0%	12.40	285	634,617	13.2%	26.38	330	2,205,741	15.7%	16.42
2017	33	996,030	10.8%	13.52	275	574,343	11.9%	28.19	308	1,570,373	11.2%	18.88
2018	27	846,939	9.2%	11.52	172	467,540	9.7%	27.85	199	1,314,479	9.4%	17.32
2019	23	1,033,306	11.2%	9.33	120	328,819	6.8%	26.87	143	1,362,125	9.7%	13.56
2020	15	491,938	5.3%	12.81	44	129,384	2.7%	31.16	59	621,322	4.4%	16.63
2021	10	182,749	2.0%	19.01	36	115,369	2.4%	37.40	46	298,118	2.1%	26.13
2022	14	432,286	4.7%	14.98	38	129,452	2.7%	36.86	52	561,738	4.0%	20.02
2023	16	342,283	3.7%	23.87	38	123,346	2.6%	41.03	54	465,629	3.3%	28.42
Thereafter	38	1,350,922	14.7%	17.87	79	271,419	5.6%	33.13	117	1,622,341	11.6%	20.43
Sub-total / Avg.	286	9,144,707	99.1%	12.99	1,662	4,083,604	84.8%	27.31	1,948	13,228,311	94.2%	17.41
Vacant	4	80,944	0.9%	N/A	378	734,551	15.2%	N/A	382	815,495	5.8%	N/A
Total / Avg.	290	9,225,651	100.0%	N/A	2,040	4,818,155	100.0%	N/A	2,330	14,043,806	100.0%	N/A
Note: The above schedule excludes properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of June 30, 2014 (unaudited)

Metro or Region	# of Properties	Total SF	AMR	% of AMR
Miami Dade/Broward/Palm Beach	32	4,215,200	$62,625,881	28.4%
Naples/Port St. Lucie/Stuart	4	281,142	3,555,900	1.6%
South Florida Region	36	4,496,342	66,181,781	30.0%
Connecticut	8	983,801	19,567,045	8.9%
New York	5	576,910	18,982,818	8.6%
Massachusetts	7	602,984	11,177,047	5.1%
Maryland	1	214,030	3,831,009	1.7%
Northeast Region	21	2,377,725	53,557,919	24.3%
California	10	2,132,407	47,717,135	21.6%
West Coast Region	10	2,132,407	47,717,135	21.6%
Georgia	10	1,057,278	15,118,639	6.9%
Louisiana	11	1,186,358	10,058,671	4.6%
North Carolina	3	436,511	2,772,974	1.3%
Virginia	1	126,841	769,225	0.3%
Southeast Region	25	2,806,988	28,719,509	13.1%
Jacksonville/North Florida	6	811,483	8,928,237	4.0%
Tampa/St. Petersburg/Venice/Cape Coral	6	542,483	6,266,759	2.8%
North Palm Coast	5	516,704	6,009,388	2.7%
Orlando/Central Florida	4	359,674	3,202,966	1.5%
North Florida Region	21	2,230,344	24,407,350	11.0%

Total	113	14,043,806	$220,583,694	100.0%

Note: The above schedule excludes properties under development/redevelopment, non-retail properties and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
SOUTH FLORIDA REGION (36)
Miami-Dade / Broward / Palm Beach (32)
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed Bath & Beyond / DSW	$27.65
Bird Ludlum	Miami	1988 / 1998	192,274	94.2%	42	6	44,400	Winn-Dixie	12/30/2017	CVS Pharmacy / Goodwill	$20.30
Bluffs Square	Jupiter	1986	123,917	80.1%	21	10	39,795	Publix	10/22/2016	Walgreens	$13.16
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.74
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	86.7%	13	4				Office Depot / Walgreens	$26.89
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	84.1%	35	13	39,795	Publix	12/4/2015	Stein Mart	$14.06
Crossroads Square	Pembroke Pines	1973	81,587	84.0%	14	9				CVS Pharmacy / Goodwill / Party City	$19.09
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	89.5%	27	7	50,032	Publix	12/5/2014	Beall’s Outlet	$14.45
Hammocks Town Center	Miami	1987 / 1993	168,834	97.7%	34	3	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$15.82
Homestead (1)	Homestead	2014	4,580	100.0%	1	—					$21.83
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	—					$21.93
Lago Mar	Miami	1995	82,613	94.1%	15	3	42,323	Publix	9/13/2015	You Fit Health Club	$13.86
Lantana Village	Lantana	1976 / 1999	181,780	97.6%	22	3	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.60
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	14	3				Regal Cinemas / Deal$	$12.26
Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	95.6%	24	6	44,400	Publix	11/30/2020	Stein Mart / Homegoods* (Tuesday Morning) / CVS Pharmacy / Bassett Furniture / Duffy's	$15.16
Pine Island	Davie	1999	254,907	92.7%	37	7	39,943	Publix	11/30/2018	Burlington Coat Factory / Staples / You Fit Health Club	$13.46
Pine Ridge	Coral Springs	1986 / 1998 / 2013	117,744	95.5%	21	3	17,441	The Fresh Market	7/31/2019	Ulta Salon / Bed, Bath & Beyond / Marshalls	$15.90
Point Royale	Miami	1970 / 2000	181,381	97.0%	23	4	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$12.74
Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$18.30

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Ridge Plaza	Davie	1984 / 1999	155,204	96.3%	22	4				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$12.34
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	89.1%	19	6	36,464	Publix	12/15/2019	Walgreens / Dollar Tree	$11.44
Sheridan Plaza	Hollywood	1973 / 1991	508,455	97.2%	56	5	65,537	Publix	10/9/2016	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$16.23
Shoppes of Andros Isles (2)	West Palm Beach	2000	79,420	84.1%	10	8	51,420	Publix	2/29/2020		$11.67
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	90.9%	30	7	47,814	Publix	6/14/2015	Goodwill	$16.90
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,168	96.3%	45	5	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$19.76
Tamarac Town Square	Tamarac	1987	124,585	87.7%	29	10	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$11.99
Waterstone	Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$15.02
West Bird	Miami	1977 / 2000	99,864	92.5%	25	3	37,949	Publix	8/31/2020	CVS Pharmacy	$14.55
West Lake Plaza	Miami	1984 / 2000	100,747	93.9%	25	2	46,216	Winn-Dixie	5/22/2016	Navarro Pharmacy	$14.52
Westport Plaza	Davie	2002	49,533	96.6%	9	1	27,887	Publix	11/30/2022		$18.07
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/2016	Walgreens	$15.71
Naples / Port St. Lucie / Stuart (4)
Cashmere Corners	Port St. Lucie	2001	89,234	92.1%	12	4	59,448	Albertsons*	4/30/2025		$7.69
Pavilion	Naples	1982 / 2001 / 2011	167,745	89.0%	31	9				Paragon Theaters / L.A. Fitness / Anthony's	$17.53
Salerno Village	Stuart	1987	4,800	100.0%	1	—					$14.38
Shops at St. Lucie	Port St. Lucie	2006	19,363	58.7%	6	4					$21.01
TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (36)			4,496,342	93.4%	717	151	973,390				$15.75

NORTHEAST REGION (21)
CONNECTICUT (8)
Brookside Plaza	Enfield	1985 / 2006	214,030	95.3%	25	1	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples /PetSmart	$13.88
Compo Acres	Westport	1960 / 2011	42,779	100.0%	16	—	11,731	Trader Joe’s	2/28/2022		$47.93
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl’s / Rite Aid	$13.71

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Darinor Plaza	Norwalk	1978	153,108	100.0%	14	—				Kohl's / Old Navy / Party City	$17.74
Danbury Green	Danbury	1985 / 2006	124,095	100.0%	11	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW / Danbury Hilton Garden Inn	$20.75
Post Road Plaza	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/31/2017		$43.92
Southbury Green	Southbury	1979 / 2002	156,215	97.6%	22	2	60,113	ShopRite	7/31/2022	Staples	$21.83
The Village Center (1)	Westport	1969-1973 / 2009-2010	89,041	93.2%	24	3	22,052	Fresh Market	10/31/2024		$31.99
TOTAL SHOPPING CENTERS CONNECTICUT (8)			983,801	98.0%	125	6	232,896				$20.30

NEW YORK (5)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$106.86
90-30 Metropolitan	Queens	2007	59,815	100.0%	5	—	10,890	Trader Joe's	1/31/2023	Staples / Michael’s	$30.03
1225-1239 Second Avenue	Manhattan	1964 / 1987	18,474	96.8%	5	1				CVS Pharmacy	$105.30
Clocktower Plaza	Queens	1985 / 1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$45.04
Westbury Plaza	Westbury	1993 / 2004	394,451	100.0%	12	—				Costco / Marshalls / Sports Authority / Walmart / Olive Garden / Thomasville Furniture	$22.93
TOTAL SHOPPING CENTERS NEW YORK (5)			576,910	99.9%	31	1	98,908				$32.94

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s *	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$24.95
Webster Plaza	Webster	1963 / 1998	201,425	98.4%	14	1	56,766	Shaw’s *	2/28/2023	K Mart	$7.69
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,421	97.7%	11	2	54,928	Shaw’s	1/2/2016		$25.57
TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,984	99.2%	31	3	434,532				$18.69

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
MARYLAND (1)
Westwood Complex (1)	Bethesda	1958-1960 / 1990 / 2001	214,030	93.1%	37	8	55,000	Giant Foods	11/30/2019	Bowlmor Lanes / CITGO	$19.23
TOTAL SHOPPING CENTERS MARYLAND (1)			214,030	93.1%	37	8	55,000				$19.23

TOTAL SHOPPING CENTERS NORTHEAST REGION (21)			2,377,725	98.3%	224	18	821,336				$22.91

WEST COAST REGION (10)
CALIFORNIA (10)
Circle Center West	Long Beach	1989	64,403	97.8%	15	2				Marshalls	$21.16
Culver Center	Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$28.53
Marketplace Shopping Center	Davis	1990	111,156	100.0%	23	—	35,018	Safeway	7/31/2019	Petco / CVS Pharmacy	$23.11
Plaza Escuela	Walnut Creek	2002	153,565	98.8%	25	1				Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$43.42
Pleasanton Plaza (1)	Pleasanton	1981	163,469	95.4%	19	4				JC Penney / Cost Plus / Design's School of Cosmetology / Office Max	$12.53
Potrero	San Francisco	1968 / 1997	226,642	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$30.08
Ralph's Circle Center	Long Beach	1983	59,837	100.0%	12	—	35,022	Ralph’s	11/30/2025		$17.46
Serramonte	Daly City	1968	883,585	98.3%	96	8				Macy's / JC Penney / Target / Daiso / H&M / Forever 21 / Uniqlo / Dick's Sporting Goods / Crunch Gym	$19.25
Talega Village Center (1)	San Clemente	2007	102,282	97.7%	27	2	46,000	Ralph's	12/31/2027		$21.01
Von’s Circle Center	Long Beach	1972	150,822	98.9%	23	1	45,253	Von’s	7/31/2022	Rite Aid / Ross	$17.35
TOTAL SHOPPING CENTERS CALIFORNIA (10)			2,132,407	98.3%	297	21	257,437				$22.76

TOTAL SHOPPING CENTERS WEST COAST REGION (10)			2,132,407	98.3%	297	21	257,437				$22.76

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
SOUTHEAST REGION (25)
GEORGIA (10)
BridgeMill	Canton	2000	89,102	89.0%	23	6	37,888	Publix	1/31/2020		$16.20
Buckhead Station	Atlanta	1996	233,739	98.3%	13	2				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.45
Chastain Square	Atlanta	1981 / 2001	91,637	96.6%	24	2	37,366	Publix	5/31/2024		$18.91
Hairston Center	Decatur	2000	13,000	84.6%	6	2					$12.26
Hampton Oaks	Fairburn	2009	20,842	53.8%	5	6					$10.97
Market Place	Norcross	1976	73,686	52.6%	17	6					$16.41
McAlpin Square	Savannah	1979	173,952	95.1%	22	3	43,600	Kroger	8/31/2015	Big Lots / Habitat for Humanity / Savannah-Skidaway	$8.31
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.6%	27	1	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$19.51
Wesley Chapel	Decatur	1989	164,153	83.9%	18	11	32,000	Little Giant	6/30/2019	Everest Institute* / Deal$ / Planet Fitness	$8.41
Williamsburg at Dunwoody	Dunwoody	1983	44,928	88.9%	23	4					$21.94
TOTAL SHOPPING CENTERS GEORGIA (10)			1,057,278	90.0%	178	43	206,374				$15.88

LOUISIANA (11)
Ambassador Row	Lafayette	1980 / 1991	194,678	82.6%	23	3				Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.86
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	149,454	91.1%	20	3				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.33
Bluebonnet Village	Baton Rouge	1983	101,585	99.8%	23	3	33,387	Matherne’s	11/30/2020	Office Depot	$12.40
Boulevard	Lafayette	1976 / 1994	68,012	96.3%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.45
Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.88
Crossing	Slidell	1988 / 1993	113,989	92.8%	10	5	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.00
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$9.73
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2020	Fred's Store	$4.39

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	100.0%	7	—				Burke’s Outlet / Harbor Freight Tools / Ideal Market / Fred's Store	$6.31
Siegen Village	Baton Rouge	1988	170,416	100.0%	20	—				Office Depot / Big Lots / Dollar Tree / Planet Fitness / Party City	$10.40
Tarpon Heights	Galliano	1982	56,605	95.5%	8	1				Stage / Dollar General	$6.02
TOTAL SHOPPING CENTERS LOUISIANA (11)			1,186,358	94.2%	149	18	153,298				$9.00

NORTH CAROLINA (3)
Centre Pointe Plaza	Smithfield	1989	159,259	99.2%	22	2				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.34
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.1%	12	4	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.60
Thomasville Commons	Thomasville	1991	148,754	91.5%	11	3	32,000	Ingles	9/30/2017	Kmart	$5.45
TOTAL SHOPPING CENTERS NORTH CAROLINA (3)			436,511	94.8%	45	9	85,538				$6.70

VIRGINIA (1)
Smyth Valley Crossing (2)	Marion	1989	126,841	99.2%	13	1	32,000	Ingles	9/25/2015	Walmart	$6.12
TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	99.2%	13	1	32,000				$6.12

TOTAL SHOPPING CENTERS SOUTHEAST REGION (25)			2,806,988	92.9%	385	71	477,210				$11.01

NORTH FLORIDA REGION (21)
Jacksonville / North Florida (6)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	93.1%	7	4				Big Lots / Goodwill / Beall’s Outlet	$9.73
Forest Village (2)	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	4/30/2020		$10.43
Ft. Caroline	Jacksonville	1985 / 1995	77,185	96.8%	6	2	45,500	Winn-Dixie	5/31/2020	Citi Trends / Planet Fitness	$7.20
Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	8	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.81
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	82.2%	17	11	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.74
South Beach	Jacksonville Beach	1990 / 1991	307,873	90.4%	31	13	12,517	Trader Joe's	10/31/2024	Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$13.25

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Tampa / St. Petersburg / Venice / Cape Coral (6)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / Walmart	$9.43
Glengary Shoppes	Sarasota	1995	92,844	100.0%	6	—				Best Buy / Barnes & Noble	$20.64
Mariners Crossing (2)	Spring Hill	1989 / 1999	97,812	85.9%	15	3	48,315	Sweet Bay	8/15/2020		$10.17
Shoppes of North Port (2)	North Port	1991	84,705	89.3%	16	5				You Fit Health Club / Goodwill	$8.88
Sunlake	Tampa	2008	97,546	89.0%	20	6	45,600	Publix	12/31/2028		$19.36
Walden Woods	Plant City	1985 /1998 / 2003	72,950	87.3%	10	5				Dollar Tree / Aaron Rents / Dollar General	$7.96
North Palm Coast (5)
New Smyrna Beach (2)	New Smyrna Beach	1987	118,451	90.2%	31	3	42,112	Publix	9/23/2017		$12.62
Old King Commons	Palm Coast	1988	84,759	94.6%	13	3				Staples / Beall's Outlet / Planet Fitness	$9.76
Ryanwood	Vero Beach	1987	114,925	83.9%	21	11	39,795	Publix	3/23/2017	Beall’s Outlet / Books-A-Million	$11.26
South Point Center	Vero Beach	2003	64,790	94.1%	12	3	44,840	Publix	11/30/2023		$15.94
Treasure Coast	Vero Beach	1983	133,779	100.0%	24	—	59,450	Publix	7/31/2026	TJ Maxx	$13.61
Orlando / Central Florida (4)
Alafaya Village	Orlando	1986	38,118	66.0%	11	5					$21.13
Park Promenade	Orlando	1987 / 2000	128,848	92.6%	16	7				Innovation Charter School / Dollar General / Roses	$7.31
Town & Country	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.15
Unigold Shopping Center	Winter Park	1987	117,527	87.4%	16	9	52,500	Winn-Dixie	4/30/2017	You Fit Health Club	$11.90
TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (21)			2,230,344	89.0%	325	121	565,778				$12.30

TOTAL CONSOLIDATED SHOPPING CENTER PORTFOLIO (113)			14,043,806	94.2%	1,948	382	3,095,151				$16.68

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

		Year	Total		Number		Supermarket anchor
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration
Property	City, State	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants
NON-RETAIL PROPERTIES (6) (1)
200 Potrero	San Francisco, CA	1928	30,500	55.1%	1	1				Golden Bear Sportswear
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	—				Park ’N Go
Banco Popular Office Building	Miami, FL	1971	32,737	73.6%	13	6
Prosperity Office Building	Palm Beach Gardens, FL	1972	3,200	50.0%	1	1
Westwood - Manor Care	Bethesda, MD	1976	41,123	100.0%	1	—				Manor Care
Westwood Towers	Bethesda, MD	1968 / 1997	211,020	100.0%	2	—				Housing Opportunities

TOTAL NON-RETAIL PROPERTIES (6) (1)			507,093	95.3%	19	8	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (119)			14,550,899	94.2%	1,967	390	3,095,151

DEVELOPMENTS, REDEVELOPMENTS & LAND (16) (1)
Developments	See Schedule on Page 28.
Redevelopments	See Schedule on Page 28.
Land Held for Development (3)

TOTAL CONSOLIDATED - 135 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Not included in the NOI same property pool for the three and six months ended ended June 30, 2014.
(2) Property is classified as held for sale.
(3) The total carrying value of land held for development as of June 30, 2014 is $26.7 million.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the six months ended June 30, 2014 (unaudited)
(in thousands, except for square footage)

2014 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price	Mortgage Assumed
January 31, 2014	Williamsburg at Dunwoody - Outparcel	Dunwoody	GA	0.14	(1)	$350	$—
January 23, 2014	Talega Village Center	San Clemente	CA	102,282		23,000	11,353
January 16, 2014	Westwood Shopping Center	Bethesda	MD	101,584		65,012	—
January 16, 2014	Westwood Center II	Bethesda	MD	53,293		15,000	—
Total Purchased						$103,362	$11,353

(1) In acres

2014 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain (Loss) on Sale
Income producing properties sold
June 30, 2014	Riverside Square	Coral Springs	FL	103,241	$12,380	$8
June 30, 2014	Oaktree Plaza	North Palm Beach	FL	23,745	4,000	109
June 17, 2014	Sunpoint Shopping Center	Ruskin	FL	132,374	7,250	9
April 7, 2014	Salerno Village Square	Stuart	FL	77,677	8,646	1,064
March 27, 2014	Daniel Village	Augusta	GA	172,438	10,125	(281)
February 27, 2014	Brawley Commons (1)	Charlotte	NC	119,189	5,450	—	(1)
January 15, 2014	Stanley Marketplace	Stanley	NC	53,228	3,875	(8)
January 10, 2014	Oak Hill Village	Jacksonville	FL	78,492	6,850	3,100
	Other				—	34	(2)
					$58,576	$4,035

Note: The above schedules reflect only acquisition and disposition activity related to consolidated properties, and exclude activity related to unconsolidated joint ventures.

(1) The property was encumbered by a $6.5 million mortgage loan which matured on July 1, 2013. In conjunction with the sale of the property, the lender accepted the proceeds from the sale as full repayment of the loan.
(2) Includes a gain on the release of an escrow deposit from a prior year disposition.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2014 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)		Incurred as of 6/30/14		Balance to Complete (Gross Cost)
Active Developments
Broadway Plaza	Bronx, NY	148,293	148,293	TJ Maxx / Sports Authority / Aldi's / Party City	2015	$66,522	$66,522		$43,913		$22,609
Subtotal		148,293	148,293			66,522	66,522		43,913		22,609
Active Redevelopments
101 7th Avenue	Manhattan, NY	56,870	56,870	Barneys New York	1Q16	12,453	12,453		1,477		10,976
Alafaya Commons	Orlando, FL	66,955	132,098	Academy Sports	1Q15	7,502	7,502		247		7,255
Boca Village Square	Boca Raton, FL	42,012	92,394	CVS Pharmacy	3Q14	11,161	10,911		9,066		2,095
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	1Q15	8,109	7,608		1,065		7,044
Kirkman Shoppes	Orlando, FL	57,422	116,047	L.A. Fitness / Walgreens	3Q15	13,094	13,094		4,988		8,106
Lake Mary Centre (10)	Lake Mary, FL	49,515	336,481	Ross / Fresh Market	2Q14	4,893	4,893		3,976		917
Summerlin Square (6)	Ft. Myers, FL	15,000	195,000	Large National Retailer	3Q14	2,227	2,127		1,250		977
Willows Shopping Center	Concord, CA	48,621	252,127	Ulta / Lazy Dog / Old Navy / UFC Gym	3Q15	13,460	13,460		4,016		9,444
Subtotal		390,180	1,288,496			72,899	72,048		26,085		46,814
Total Active Developments and Redevelopments		538,473	1,436,789			139,421	138,570		69,998		69,423
Developments and Redevelopments Pending Twelve Month Stabilization
Serramonte Shopping Center (7)	Daly City, CA	83,777	883,585	Dick's Sporting Goods	2Q14	19,270	17,987		19,339		—
The Gallery at Westbury	Westbury, NY	311,705	311,705	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Banana Republic Outlet/ Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta / Home Goods	4Q13	149,600	128,600	(8)	143,667		5,933
Atlantic Village	Atlantic Beach, FL	39,795	100,559	L.A. Fitness	2Q13	4,609	4,609		4,629		—
Subtotal		435,277	1,295,849			173,479	151,196		167,635		5,933
Total Development and Redevelopment Activity		973,750	2,732,638			$312,900	$289,766		$237,633	(9)	$75,356

(1) Project GLA is subject to change based upon build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of the center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be substantially complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, which is normally one year from rent commencement. (This period may be in excess of one year to the extent that the anchors commence rent but receive rent concessions or other forms of reduced rent for a limited period following rent commencement.)
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) This property is classified as held for sale as of June 30, 2014. Three outparcels will be retained and redeveloped.
(7) This property is included in the same property pool as of June 30, 2014; however, the income from Dick's Sporting Goods will be excluded from our calculation of same property NOI until full year stabilization in 3Q15.
(8) Estimated net costs includes estimate of tax refunds for eligible costs incurred as part of our participation in New York State's Brownfield Cleanup Program.
(9) Includes an aggregate of $9.2 million in costs incurred but not yet funded as of June 30, 2014.
(10) Current phase of redevelopment is stabilized. However, this property remains under active redevelopment due to a second phase of the redevelopment which involves retenanting the anchor space formerly occupied by Kmart. Cost estimates and the projected stabilization of the second phase are presently being finalized.

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2014 and December 31, 2013 and 2012 (unaudited)
(in thousands)

	June 30, 2014	December 31, 2013	December 31, 2012
Fixed rate debt	$1,139,690	$1,161,291	$1,173,110
Variable rate debt - swapped to fixed rate	250,000	250,000	250,000
Variable rate debt - unhedged	133,000	91,000	172,000
Total debt	$1,522,690	$1,502,291	$1,595,110

% Fixed rate debt	74.9%	77.3%	73.5%
% Variable rate debt - swapped to fixed rate	16.4%	16.6%	15.7%
% Variable rate debt - unhedged	8.7%	6.1%	10.8%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$408,554	$430,155	$441,974
Unsecured debt	1,114,136	1,072,136	1,153,136
Total debt	$1,522,690	$1,502,291	$1,595,110

% Secured mortgage debt	26.8%	28.6%	27.7%
% Unsecured debt	73.2%	71.4%	72.3%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$4,588,195	$4,428,129	$4,305,536

% Secured mortgage debt	8.9%	9.7%	10.3%
% Unsecured debt	24.3%	24.2%	26.8%
Total debt : Total market capitalization	33.2%	33.9%	37.1%

Weighted average interest rate on secured mortgage debt (1)	5.95%	5.99%	6.09%
Weighted average interest rate on unsecured senior notes (1)	5.02%	5.02%	5.02%
Interest rate on term loan	3.17%	3.17%	3.37%
Weighted average interest rate on total debt (1) (2)	4.96%	4.99%	5.06%
Weighted average interest rate on revolving credit facilities (1)	1.32%	1.30%	1.77%

Weighted average maturity on secured mortgage debt	4.1 years	4.3 years	5.2 years
Weighted average maturity on unsecured senior notes	4.8 years	5.3 years	6.3 years
Maturity on term loan	4.6 years	5.1 years	6.1 years
Weighted average maturity on total debt (2)	4.6 years	5.0 years	5.9 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted average interest rate on total debt excludes amounts drawn under the revolving credit facility, which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of June 30, 2014 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2014	$3,987	$—	$—	$—	$—	$1,227	$5,214	—%		0.3%
2015	7,956	58,302	133,000	107,505	—	1,557	308,320	5.3%	(1)	20.1%
2016	7,588	120,824	—	105,230	—	915	234,557	6.0%		15.4%
2017	6,884	64,000	—	218,401	—	640	289,925	6.0%		19.0%
2018	7,110	54,754	—	—	—	269	62,133	6.3%		4.1%
2019	5,914	18,330	—	—	250,000	122	274,366	3.4%		18.0%
2020	5,875	—	—	—	—	(19)	5,856	—%		0.4%
2021	5,835	12,561	—	—	—	(62)	18,334	5.9%		1.2%
2022	5,610	—	—	300,000	—	(78)	305,532	3.8%		20.0%
Thereafter	19,011	4,013	—	—	—	36	23,060	7.9%		1.5%
Total	$75,770	$332,784	$133,000	$731,136	$250,000	$4,607	$1,527,297	4.9%	(1)	100.0%

(1) Excludes the revolving credit facility. Including the amounts drawn under the revolving credit facility, the weighted average interest rate would be 3.6% for 2015 and 4.6% in total.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2014 and December 31, 2013 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		June 30, 2014	December 31, 2013	Percent of Overall Debt Maturing
Mortgage Debt
Brawley Commons (1)	07/01/2013	6.250%		—	6,485	—%
South Point	07/10/2014	5.720%		—	6,666	—%
Marketplace Shopping Center	02/19/2015	6.250%		—	15,934	—%
Southbury Green	01/05/2015	5.200%		21,000	21,000	1.4%
Darinor Plaza	04/01/2015	5.370%		18,146	18,322	1.2%
Pleasanton Plaza	06/01/2015	5.316%		19,801	19,968	1.3%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.6%
1225-1239 Second Avenue	06/01/2016	6.325%		16,351	16,457	1.1%
Glengary Shoppes	06/11/2016	5.750%		15,665	15,808	1.0%
Magnolia Shoppes	07/11/2016	6.160%		13,426	13,558	0.9%
Willows Shopping Center	10/11/2016	5.900%		54,174	54,544	3.5%
Culver Center	05/06/2017	5.580%		64,000	64,000	4.2%
Sheridan Plaza	10/10/2018	6.250%		59,983	60,500	3.9%
1175 Third Avenue	05/01/2019	7.000%		6,641	6,765	0.4%
The Village Center	06/01/2019	6.250%		15,428	15,618	1.0%
BridgeMill	05/05/2021	7.940%		7,026	7,200	0.5%
Talega Village Center (3)	10/01/2021	5.010%		11,218	—	0.7%
Westport Plaza	08/01/2023	7.490%		3,630	3,720	0.3%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		23,476	24,326	1.5%
Webster Plaza	08/15/2024	8.070%		6,717	6,819	0.5%
Vons Circle Center	10/10/2028	5.200%		10,108	10,342	0.7%
Copps Hill Plaza	01/01/2029	6.060%		17,064	17,423	1.1%

Total mortgage debt (19 loans outstanding)	4.14 years	5.95%	(2)	$408,554	$430,155	26.8%
Unamortized/unaccreted premium/(discount)				6,145	7,816	0.4%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$414,699	$437,971	27.2%

See footnotes on page 32.

.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2014 and December 31, 2013 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		June 30, 2014	December 31, 2013	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	7.0%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	6.9%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	6.6%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	7.7%
3.75% senior notes	11/15/2022	3.750%		300,000	300,000	19.6%
Total unsecured senior notes payable	4.81 years	5.02%	(2)	$731,136	$731,136	47.8%
Unamortized/unaccreted premium/(discount)				(1,538)	(1,698)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,598	$729,438	47.7%

Term Loan
$250MM - Term Loan (4)	02/13/2019	3.168%	(5)	250,000	250,000	16.4%
Total term loans	4.62 years	3.17%	(2)	$250,000	$250,000	16.4%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	1.323%		$133,000	$91,000	8.7%
$5MM Line of Credit Unsecured	11/07/2014	N/A		—	—	—%
Total revolving credit facilities		1.32%	(2)	$133,000	$91,000	8.7%

Total debt	4.58 years (6)	4.96%	(2) (6)	$1,522,690	$1,502,291	99.7%
Unamortized/unaccreted premium/(discount)				4,607	6,118	0.3%
Total debt (including unamortized/unaccreted premium/(discount))				$1,527,297	$1,508,409	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)	Baa2 (Stable)
S&P				BBB-(Positive)	BBB-(Positive)

(1) Mortgage debt matured on July 1, 2013. We sold the property to a third party for $5.5 million in February 2014 and the lender accepted this amount as full repayment of the loan.
(2) Calculated based on weighted average interest rates of outstanding balances at June 30, 2014.
(3) The stated loan maturity date is 10/01/2036; however, both the lender and the borrower have the right to exercise a call or early prepayment, respectively, on each of 10/01/2021, 10/01/2026 and 10/01/2031. It is deemed likely this right will be exercised and the shown maturity date is therefore 10/01/2021.
(4) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.47%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. As of June 30, 2014, the fair value of our interest rate swaps consisted of an asset of $810,000, which is included in other assets, and a liability of $921,000, which is included in accounts payable and accrued expenses in our condensed consolidated balance sheet.
(5) The effective fixed interest rate on June 30, 2014.
(6) Weighted average maturity in years and weighted average interest rate as of June 30, 2014 excludes $133.0 million drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
June 30, 2014 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of June 30, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$54,100	$34,549	$18,465
GRI	10.0%	Retail	$251,247	$84,000	$159,341
New York Common Retirement Fund	30.0%	Retail	$304,869	$131,429	$147,703
Rider Limited Partnership	50.0%	Office	$40,586	$—	$39,352

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended June 30, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,424	$755	$377	$570	$(295)
GRI	10.0%	Retail	$5,820	$1,679	$1,366	$440	$2,426
New York Common Retirement Fund	30.0%	Retail	$8,586	$1,934	$2,461	$1,434	$2,695
Rider Limited Partnership	50.0%	Office	$1,282	$378	$332	$—	$568

			For the six months ended June 30, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$3,000	$1,405	$810	$1,132	$(379)
GRI	10.0%	Retail	$11,876	$3,303	$2,693	$886	$4,994
New York Common Retirement Fund	30.0%	Retail	$15,655	$4,407	$4,627	$2,873	$3,640
Rider Limited Partnership	50.0%	Office	$2,662	$709	$657	$—	$1,290
Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Interest expense includes amortization of deferred financing fees.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of June 30, 2014 (unaudited)

								Number of tenants		Supermarket anchor				Average in-place base rent per leased SF
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	98.0%	35	3	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.30
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	100.0%	22	—	78,000	Winn-Dixie	09/30/2019	Home Depot / Big Lots / Dollar Tree / You Fit Health Club	$11.92
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	393,251	99.5%	35	1	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.54
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	92.9%	15	4	51,420	Publix	05/31/2019		$12.89
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	93.9%	12	2	44,840	Publix	06/30/2025		$14.12
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	84.6%	11	3					$23.42
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	68.4%	13	4					$19.02
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				PetSmart / Bed Bath & Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$12.29
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	94.5%	10	4	67,943	Kroger	08/31/2017		$13.22
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	116,635	48.1%	19	13				RN Network	$16.89
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	89.4%	16	6	70,358	Penn Dutch Food Center	12/31/2018	You Fit Health Club / Florida Career College	$10.03
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	94.0%	32	8	43,386	Winn-Dixie	11/05/2014	Beall’s / Fitness 1440 / Big Lots / CVS / Disability Law Claims	$12.42
Rider Limited Partnership	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	98.6%	50	2					$30.95
Country Walk Plaza	NYCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	84.0%	22	7	39,795	Publix	10/23/2015	CVS Pharmacy	$17.84
Veranda Shoppes	NYCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.46
Northborough Crossing	NYCRF	30.0%	Retail	Northborough, MA	2011	645,785	100.0%	27	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / Eastern Mountain Sports / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Babies "R" Us / Dick's Sporting Goods	$14.23
Riverfront Plaza	NYCRF	30.0%	Retail	Hackensack, NJ	1997	128,968	97.3%	23	1	70,400	ShopRite	10/31/2027		$24.92
The Grove at Isleworth	NYCRF	30.0%	Retail	Windermere, FL	2004	117,583	100.0%	13	—	51,673	Publix	01/31/2029	LA Fitness	$16.18
Old Connecticut Path	NYCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	5	—	72,500	Stop & Shop	06/30/2019		$20.68

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,164,967	95.2%	379	59	844,710				$15.16

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of June 30, 2014 and December 31, 2013 (unaudited)
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance as of June 30, 2014	Balance as of December 31, 2013

Mortgage Debt
Vestar	Vestar/EQY Talega LLC (2)	50.5%	10/01/2021	5.01%	$—	$11,353
Vestar	Vestar/EQY Vernola LLC (3)	50.5%	08/06/2041	5.11%	—	22,966
GRI	Floating rate loans (4)	10.0%	06/28/2018	1-month LIBOR + 1.41%	80,000	80,000
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	4,062	4,332
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.57%	34,618	35,042
New York Common Retirement Fund	Equity One Country Walk LLC	30.0%	11/01/2015	5.22%	12,765	12,876
New York Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,448	9,652
New York Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	68,476	69,127
New York Common Retirement Fund	Equity One JV Sub Riverfront Plaza LLC	30.0%	10/10/2023	4.54%	24,000	24,000
New York Common Retirement Fund	Equity One JV Sub Grove LLC (5)	30.0%	12/23/2023	4.38%	16,000	16,000

	Net interest premium (6)				609	643

	Total debt				$249,978	$285,991

	Equity One’s pro-rata share of unconsolidated joint venture debt				$54,739	$72,492

(1)	The rate in effect on June 30, 2014.

(2)	The joint venture partners' interests in the property were acquired by Equity One in January 2014, and it is now wholly-owned.

(3)	The property was sold by the joint venture in January 2014.

(4)
Consists of three separate loans, totaling $80.0 million, that are secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets, bearing interest at a weighted average rate of 1-month LIBOR + 1.41%.

(5)
The loan balance bears interest at a floating rate of LIBOR + 1.40%, which has been swapped to a fixed rate of 4.38%. The fair value of the swap at June 30, 2014 was a liability of approximately $783,000.

(6)	Net interest premium is the total for all joint ventures.